UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2023
Commission File Number: 001-39558

PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	84-1770732
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-3200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 21, 2023, the Company issued a Form 8-K informing stockholders of a hearing to be held on March 6, 2023 (the “Section 205 Hearing”), in the Delaware Court of Chancery in the connection with the Company’s Section 205 action (the “Section 205 Action”) pending in the Delaware Court of Chancery captioned In re Perella Weinberg Partners, C.A. No. 2023-0209-LWW (Del. Ch.). A complete description of the Section 205 Action, including the petition filed in the Section 205 Action and information about how to appear at the Section 205 Hearing, is contained in the Company’s February 21, 2023 Form 8-K.

We are updating the Company’s February 21, 2023 Form 8-K to inform stockholders that the time of the Section 205 Hearing has changed. The Section 205 Hearing will now be held on March 6, 2023 at 12:00 p.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19081. As described in the February 21, 2023 Form 8-K, if any stockholder of the Company wishes to express a position on the Section 205 Action, such stockholders of the Company may (i) appear at the hearing in the Section 205 Action or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Perella Weinberg Partners, C.A. No. 2023-0209-LWW (Del. Ch.), in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, Edward B. Micheletti, Skadden, Arps, Slate, Meagher & Flom LLP, at Edward.Micheletti@skadden.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. With respect to the matters addressed in this report, no assurances can be made regarding the outcome of our proceeding pursuant to Section 205 of the DGCL or any claims, proceedings or litigation regarding the authorization of our Class A common stock. Our Section 205 proceeding is, and any other litigation regarding the authorization of our stock would be, subject to uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainty regarding our capitalization, if at all. A further list and description of these risks, uncertainties and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission. These filings and subsequent filings are or will be available online at www.sec.gov or on request from the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

Date: February 23, 2023	By:	/s/ Gary Barancik
	Name:	Gary Barancik
	Title:	Chief Financial Officer